SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Washington            000-15540              91-1223535
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 State or other jurisdiction     (Commission       (IRS Employer Identi-
 f incorporation)                 File Number)       fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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    Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibit 99: Press Release dated July 24, 2003

    Item 9.     REGULATION FD DISCLOSURE

                On July 24, 2003, the Corporation released earnings information for the second quarter ended June 30, 2003. The press release includes information regarding interest income on a taxable equivalent basis or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest margin for comparative purposes.

                This information is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC guidance.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
    1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     Dated:        July 24, 2003
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                           FRONTIER FINANCIAL CORPORATION

                           By: /s/ Michael J. Clementz
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                                   Michael J. Clementz
                           Its:    President & CEO